UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  July 26, 2007

Grant Enterprises, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-127259	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12100 Wilshire Boulevard, Suite 702 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 979-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    Effective July 26, 2007, Grant Enterprises, Inc. (the “Company”) completed a 0.925-for-1 reverse stock split of the Company’s common stock pursuant to an amendment to the Company’s certificate of incorporation.  As a result of the reverse stock split, the number of outstanding shares of the Company’s common stock was reduced from 7,000,000 shares to 6,475,000 shares.

Item  9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company effecting the reverse stock split, filed with Secretary of State of the State of Delaware on July 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 26, 2007

By:/s/ Shahin Shadmer
Shahin Shadmer
President

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company effecting the reverse stock split, filed with Secretary of State of the State of Delaware on July 26, 2007.